UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

January 24, 2006

Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-32340	34-1981408
(Commission File Number)	(IRS employer identification no.)

350 South Grand Ave, 43rd Floor

Los Angeles, CA 90071

(Address of principal executive offices)(Zip Code)

(323) 210-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On January 24, 2006, John Vella voluntarily resigned as the President and Chief Operating Officer of Aames Investment Corporation (the “Company”) and of its subsidiaries, citing his intent to pursue other career opportunities.

(c)	On January 30, 2006, the Company announced in a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, that, effective as of that date, the Company had promoted Michael J. Matthews, 46, to Chief Production Officer of the Company and its loan production subsidiaries. Mr. Matthews previously served as the Company’s Executive Vice President of National Retail Sales and Marketing from October 2004 until his promotion and as the Executive Vice President of National Retail Sales and Marketing of Aames Financial Corporation, the Company’s predecessor (“Aames Financial”), from June 2002 until his promotion. Prior to joining Aames Financial in 2002, Mr. Matthews held various management positions at Associates First Capital Corporation, most recently serving as the Executive Vice President of Associates Home Equity Services, the largest nation-wide retail operating unit in The Associates home equity organization, from 1998 to 2001. Mr. Matthews holds a B.S. degree in Business Administration from the University of Delaware.

The Company also announced in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K that, effective as of January 30, 2006, the Company had promoted James Fullen, 53, to Executive Vice President and Chief Operations Officer for Retail and Wholesale of the Company and its loan production subsidiaries. Mr. Fullen previously served as the Senior Vice President of Retail Credit Operations of the Company from October 2004 until his promotion and as the Senior Vice President of Retail Credit Operations of Aames Financial from November 2002 until his promotion. Prior to joining Aames Financial in 2002, Mr. Fullen was the President of Custom Homebuilding of Fullen & Company, a privately-held home builder, from 2001 until 2002 and held various management positions at Associates First Capital Corporation, most recently serving as the President of Home Equity Loan Officers, where he was responsible for the re-engineering of over 200 offices from full service branches to real estate sales offices, from 1999 to 2000.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated January 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ John F. Madden, Jr.
John F. Madden, Jr. Executive Vice President, General Counsel and Secretary

Dated: January 30, 2006